UNITED MORTGAGE TRUST 2010 Annual Report Looking to the Future

UNITED MORTGAGE TRUST To Our Shareholders Unprecedented events have transpired in the national housing and credit markets over the last five years and, as our country emerges from a record recession, United Mortgage Trust’s Board of Trustees and Advisor agree it is time to look back at the past and to look forward to the future. United Mortgage Trust will continue to focus on resolving those issues affecting portfolio earnings and will continue to execute on its own recovery plan.

Looking Back Cautionary Information Regarding Forward-Looking Statements: This letter contains statements that are “forward-looking” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and involve a number of risks and uncertainties. These forward-looking statements are based on the Company’s current information and expectations. There can be no assurance the forward-looking statements will be achieved. Actual results may differ materially due to the risk factors listed from time to time in the Company’s SEC reports including, but not limited to, those discussed in the Company’s Report on Form 10-K for the year ended December 31, 2010 in Item 1A. All such risk factors are incorporated in this letter by reference as though set forth in full. From 2000 through 2006, the U.S. housing market experienced a period of unsustainable home price appreciation. The rising cost of homes was fueled, generally, by exotic mortgage products such as sub-prime and Alt-A loans, resulting in speculative buying behavior. The housing “bubble” was more pronounced in markets where the non-conforming loan products were used to bridge the gap to affordability. In 2001, we became concerned about the proliferation of sub-prime credit and began a series of proactive measures to mitigate the risks of subprime debt to our business and portfolio. Our initial goal was to reduce our direct exposure to sub-prime borrowers by selling o_ the residential mortgages we held for investment.  Since early 2001, we have successfully reduced our residential mortgage holdings from $40 million to $6.8 million. ten, in late 2007, we became concerned about our indirect exposure to sub-prime loans through our interim loan borrowers’ reliance upon sub-prime financing to repay our loans, so we began to reduce our interim loan holdings. By the end of 2007, we had reduced our interim loan holdings from $83 million to $54 million. We subsequently ceased making investments in interim loans and we began to aggressively liquidate our remaining interim loan holdings in 2008. By the time the “sub-prime crisis” became national news in August of 2008, we had already reduced our interim loan holdings to $42 million – roughly half the exposure that we had one year prior. Our decision to reduce our direct and indirect exposure to sub-prime borrowers before the credit crisis proved to be very beneficial; however, we were not able to exit sub-prime loans and interim loans in full and our investment portfolio performance suffered as a result. We do not expect to recover fully on all interim loan assets and thus have established reserves for loan losses which, in turn, have suppressed our earnings.

Where we are Today At year end 2010, our interim loan holdings were at $36 million. Earnings for the year ended December 31, 2010 were $0.46 per share compared to $0.65 per share for the period ending December 31, 2009, a decrease of approximately 30%.trough December 31, 2010, we have distributed approximately $0.58 per share, the same rate as the same period last year. Distributions for the twelve months of 2010 were $0.43 per share in net income and $0.15 per share as a return of capital. The 2010 distribution rate was equal to 3.68% of Net Asset Value. The 2010 earnings rate was equal to 2.9% of Net Asset Value. Through year-end 2010, we have returned $9.5 million of principal to our shareholders or approximately $1.48 per share. Given the financial stress experienced by a number of our shareholders over the last five years of economic uncertainty, our Board of Trustees has determined it to be in the best interest of our shareholders to provide a consistent distribution, although doing so will require continuing the partial distribution of capital. Our distribution rate for the first quarter of 2011 has been established at an annualized rate of $0.58 per share. Based on our current and expected earnings rate throughout the first three quarters of 2011, our distributions are expected to include all of our earnings and a portion of your invested capital. Until otherwise directed by our Board of Trustees, we will continue to include a return of your invested capital in our monthly distribution. We are proud to have sustained distributions through the recent economic downturn. Our stated Net Asset Value (“NAV”) at December 31, 2010 was $15.74 per share, a decrease of $0.12 per share over our December 31, 2009 value. NAV is established by our Board of Trustees, no less frequently than each calendar quarter, based on their business judgment regarding the value of the shares with reference to book value, operations to date and general market and economic conditions. The NAV may not be indicative of the value at which shares would trade if listed on a recognized stock exchange or the amount a shareholder would receive if we liquidated or dissolved. The decrease in share value is due to the distribution of principal to our shareholders, not from operating losses. Although our earnings have been reduced from loan losses and loss reserves, our portfolio continues to produce net income, and United Mortgage Trust is proud to have continued to produce earnings in each year since its inception. We have redeemed a total of 1,873,203 shares or approximately 23% of shares issued. During the twelve months ended December 31, 2010, we redeemed approximately 31,470 shares for approximately $565,800. Currently, SEC guidance limits redemptions to 5% of shares outstanding in any twelve month period. In May of 2009, we modified the terms of our Share Redemption Plan, and we have twice unsuccessfully sought SEC guidance to increase the amount of shares we may redeem in our share redemption plan. Throughout 2010, our Share Redemption Plan has been restricted primarily to redemption of shares associated with death, disability or exigent circumstances. We will continue to monitor SEC rulings and interpretations for any opportunity to increase redemptions. PleaseseetheUnitedMortgageTrustwebsiteatwww.unitedmortgagetrust.com for additional information regarding our share repurchase plan. At year-end 2010 our assets, net of reserves, totaled approximately $168 million. Mortgage Investments comprised approximately 63% of our assets. Our Mortgage Investments consisted of approximately $39 million (23%) in interim and residential mortgages (old investments) and $67 million (40%) in development, finished lots and construction loans (new investments). Other assets included Recourse Obligations and Deficiency Notes of $34 million (20%), Real Estate Owned (foreclosed real estate) of $16 million (10%) and Cash and Other Assets of $12 million (7%). Through year-end 2010, we have transitioned 40% of our portfolio ($67 million) to development, finished lots and construction loans in healthy markets that have not been materially affected by housing and credit issues impacting other real estate assets. These development, finished lot and construction loans have performed well for us to date. We have added leverage through conventional bank borrowings and, in 2010, began the private placement of debt. We are continuing to liquidate the 23% of our portfolio consisting of interim loan assets ($39 million), and we may experience additional losses depending on the timing and pricing at which we are able to liquidate these interim loan assets. We consider these Interim Loans to be performing assets designated for liquidation with cash to be reinvested in development, finished lot and construction loans. Deficiency Notes and Recourse Obligations make up 20% of our portfolio ($34 million). In 2007, in anticipation of a prolonged downturn and equally protracted recovery, we agreed to accept Deficiency Notes from certain borrowers. This was done to enable the borrowers to liquidate their properties into a so_, credit constrained real estate market, which should maximize our recovery over the shortest period of time. In addition, we agreed to modify the terms of the Recourse Obligations not associated with real properties in order to maximize our recovery over a somewhat longer period of time. In 2010, the terms of these notes and obligations were renegotiated to require the amortization of outstanding principal balances. While we believe our actions will, in the long term, result in a higher recovery of our loan principal than that which we may have otherwise experienced, the repayments from Recourse Obligations and Deficiency Notes are expected to take an extended period of time and provide returns below our current investment objectives. Real Estate Owned (REO) comprises 10% ($16 million) of our portfolio.  We will continue to sell REO as market conditions allow for the best recovery from each asset. This portion is not expected to provide returns in excess of our basis. The REO is considered a non-income producing asset, in that it produces little or no income. In summary, we have 40% of our current portfolio invested in performing assets, 23% invested in performing assets that we intend to liquidate then redeploy the proceeds, 20% invested in assets yielding less than our current targeted rate of return and 10% invested in non-income producing assets with 7% in cash and other assets. Our income has declined, corresponding with the decrease in income producing assets, decrease in leverage and increase in loan loss reserves. However, we have experienced no defaults and enjoy favorable returns on all our development, finished lot and construction loans.

Looking Forward We believe the housing market has reached the bottom of a four year decline and has begun to recover. The recovery is likely to be regional and we believe Texas cities will continue to be among the first to recover. (For a more detailed discussion of how the current economic environment affects United Mortgage Trust, please take a few moments to read the section titled Material Trends Affecting Our Business in our Form 10-K annual report. You may access our Form 10-K annual report on-line through a link to the Securities and Exchange Commission (“SEC”), provided on our website at www.unitedmortgagetrust.com.) Consistent with our actions over the last four years, we will continue to execute on a business plan designed to increase our earnings, increase our liquidity and build share value. To grow our earnings concurrent with the reduction of our sub-prime and interim loan investments, we will continue the shift of our investments to development loans, finished lot loans and construction loans as previously referenced. We are concentrating these loans in healthy major metropolitan housing markets, such as Texas, where home affordability is high, home and lot prices are stable, supplies balanced and economic and demand fundamentals such as population growth, household formation, job growth and consumer confidence are strong. As we realize cash from amortization of Deficiency Notes and Recourse Obligations and from the sale of Real Estate Owned, we intend to increase our earnings through further investing in these higher yielding development loans, finished lot loans and construction loans. The addition of prudent leverage will allow us to increase the size of our investment portfolio and further enhance revenues. In 2011, our goal is to increase leverage through the addition of approximately $2.6 million in private debt and the addition of approximately $10.6 million in conventional debt and further increase leverage in 2012 through the addition of approximately $7.5 million in private debt and the addition of approximately $19 million in conventional debt. We also intend to increase our net income through the efficient management of operating expenses. Areas of prime importance to us are expenses associated with foreclosed properties, legal expenses, advisory fees and loan loss reserves. We expect to liquidate all our remaining foreclosed single family homes by mid-year 2011, and we believe the liquidation process will successfully reduce or eliminate the expenses associated with those properties. Legal expenses are also expected to decrease in the third quarter 2011, as we conclude the collection of loan deficiencies from unaffiliated third parties. In an additional effort to contribute to our bottom line, our advisor has agreed to cap advisory fees, currently calculated as a percentage of invested assets, for the calendar year 2011.te limited advisory fee will be of significant additional value as our portfolio size grows and as we add leverage. Finally, we expect our loan loss reserves will decline as we continue to work through our under-performing and non-income producing assets. The successful execution of our portfolio transition, amortization of our receivables, sale of REO assets, the addition of leverage and increased operating efficiencies through 2011 and 2012 are intended to stabilize and grow our earnings. To accomplish our goal of increased liquidity, we look primarily to the sale of non-income producing assets. While it is important to our earnings that we invest the proceeds from our borrowings and redeploy the proceeds from under-performing and performing loan payoffs into high yield income producing loans, we intend to work to provide liquidity for our share redemption plan. The sale of our non-income producing assets is dependent on an active real estate market and the availability of credit. We expect certain of our non-income producing assets to be sold sooner than others and we will face the decision of whether to sell assets at the current market values or hold assets in anticipation of an increase in market value. These will be individual asset decisions. Over the next 24 months, we will continue to limit share redemptions primarily to death, disability and exigent circumstances. Subsequently, we expect to reach the point where we can redeem the maximum number of shares allowed under the existing SEC guidelines. We will then endeavor to redeem shares until we meet all liquidation requests. Ultimately, once we achieve earnings goals and meet liquidity requests, we will begin to build share value.  As a Real Estate Investment Trust, we must distribute at least ninety percent of our taxable income. Through 2011, we anticipate we will distribute all of our income and a portion of your invested capital. This will result in a decrease in share value for 2011. Once we achieve full coverage of our distribution from earnings, we will begin to retain a portion of our earnings, but no more than ten percent of income per year, to build share value. In summary, the severity of the housing downturn, credit crisis and national recession has negatively affected our earnings, liquidity and share value. Although we took several proactive steps to mitigate the impact, we have not accomplished all of our objectives, due to the prolonged recession and slow recovery. Your management team remains committed to executing on this business plan to increase earnings, increase liquidity and build share value in the years ahead.  We believe we are positioned to take advantage of opportunities in front of us in a recovering housing market as we access capital for investment. We thank you for your continued support of United Mortgage Trust. Stuart Ducote President, CFO United Mortgage Trust

BOARD OF TRUSTEES *Charles M. Gillis, Chairman *Michele A. Cadwell *Phillip K. Marshall *Roger C. Wadsworth *Leslie Wylie *Independent Trustee EXECUTIVE OFFICER Stuart Ducote, President TRANSFER AGENT AND REGISTER Continental Stock Transfer & Trust Co. 17 Battery Place The United Mortgage Trust 10-K report is available online with the Securities and Exchange New York, NY 10004 Commission (“SEC”) at www.sec.gov, or on our (212) 509-4000 website at www.unitedmortgagetrust.com. CORPORATE COUNSEL Butzel Long P.C. Attorneys and Counselors 150 W. Jefferson, Suite 100 Detroit, MI 48226-4430 1301 Municipal Way, Suite 230 AUDITORS Grapevine, TX 76051 (214) 237-9305 or (800) 955-7917 Whitley Penn LLP (214) 237-9304 Fax 5420 LBJ Freeway, Suite 1440 Dallas, TX 75240 www.unitedmortgagetrust.com